EXHIBIT 21

Subsidiaries of Omnicare. Inc.

     The following is a list of subsidiaries of the Company as of December 31, 1999. Other subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

     All of the companies listed below are included in the consolidated financial statements of the Company as of December 31, 1999 and were 100% owned at December 31, 1999, with the exception of Omnicare Pharmacy and Supply Services, Inc., which has stock held by minority interests.

                                                         DOING BUSINESS AS NAME                  STATE OF
       LEGAL NAME                                        (IF OTHER THAN LEGAL NAME)            INCORPORATION           % OWNED
--------------------------------------------------------------------------------------------------------------------------------
       AAHS Acquisition Corp.                       A-Avenue Health Services                  Delaware                    100%
       Accu-Med Services, Inc.                                                                Delaware                    100%
       ACP Acquisition Corp.                        Add-On Health Systems                     Delaware                    100%
       AMC - New York, Inc.                         Royal Care Holdings, Inc.                 Delaware                    100%
       AMC - Tennessee, Inc.                        The Pharmacy, Stephens Drugs              Delaware                    100%
       Anderson Medical Services, Inc.                                                        Delaware                    100%
       Bach's Pharmacy Services, LLC                                                          Delaware                    100%
       Badger Acquisition of Allentown  LLC         Omnicare Pharmacy Services of Eastern     Delaware                    100%
                                                    Pennsylvania
       Badger Acquisition of Brooksville LLC                                                  Delaware                    100%
       Badger Acquisition of Indiana  LLC                                                     Delaware                    100%
       Badger Acquisition of Kentucky  LLC                                                    Delaware                    100%
       Badger Acquisition of Michigan  LLC          QD Pharmacy                               Delaware                    100%
       Badger Acquisition of Minnesota  LLC                                                   Delaware                    100%
       Badger Acquisition of Ohio LLC               Omnicare Health Network                   Delaware                    100%
       Badger Acquisition of Orlando  LLC           Home Care Pharmacy of Florida             Delaware                    100%
       Badger Acquisition of Pittsburgh  LLC        United Pharmacy Associates                Delaware                    100%
       Badger Acquisition of Tampa  LLC             Bay Pharmacy                              Delaware                    100%
       Badger Acquisition of Texas  LLC                                                       Delaware                    100%
       Badger Acquisition  LLC                                                                Delaware                    100%
       Beeber Pharmacies, Inc.                                                                Ohio                        100%
       Bio-Pharm International, Inc.                                                          Delaware                    100%
       BPNY Acquisition Corp.                       Brookside Park Pharmacy                   Delaware                    100%
       BPTX Acquisition Corp.                       Brookside Park Pharmacy of Texas          Delaware                    100%
       Campo Medical Pharmacy, Inc.                                                           Louisiana                   100%
       Care Pharmaceutical Services, Inc.                                                     Delaware                    100%
       Catapharm Corp.                                                                        Delaware                    100%
       CHP Acquisition Corp.                        Cherry Hill Pharmacy                      Delaware                    100%
       CIP Acquisition Corp.                        Carter's Institutional Pharmacy           Delaware                    100%
       CompScript - Boca, Inc.                                                                Florida                     100%
       CompScript - Mobile, Inc.                                                               Delaware                   100%
       CompScript, Inc.                                                                       Florida                     100%
       Consulting and Pharmaceutical Services, Inc.                                           Delaware                    100%

                                                         DOING BUSINESS AS NAME                  STATE OF
       LEGAL NAME                                        (IF OTHER THAN LEGAL NAME)            INCORPORATION           % OWNED
--------------------------------------------------------------------------------------------------------------------------------
Coromed, Inc.                                                                                 Delaware                    100%
CP Acquisition Corp.                                Central Pharmacy                          Oklahoma                    100%
Creekside Managed Care Pharmacy, Inc.                                                         Delaware                    100%
CTLP Acquisition Corp.                              Care Tech                                 Delaware                    100%
D & R Pharmaceutical Services, Inc.                                                           Kentucky                    100%
Dixon Pharmacy, Inc.                                                                          Illinois                    100%
Electra Acquisition Corp.                           Prometheus Pharmacy Systems, Inc.         Delaware                    100%
Enloe Drugs, Inc.                                                                             Delaware                    100%
Euro Bio-Pharm Clinical Services, Inc.                                                        Delaware                    100%
Evergreen Pharmaceutical, Inc.                                                                Washington                  100%
Evergreen Spokane, Inc.                                                                       Washington                  100%
Evergreen Wound Management, Inc.                                                              Delaware                    100%
Hardardt Group, Inc., The                                                                     Delaware                    100%
HMIS, Inc.                                                                                    Delaware                    100%
Home Care Pharmacy, Inc.                                                                      Delaware                    100%
Home Pharmacy Services, Inc.                                                                  Missouri                    100%
Hospice Acquisition One Corp.                                                                 Delaware                    100%
Hospice Acquisition Two Corp.                                                                 Delaware                    100%
Howard's Pharmacy, Inc.                                                                       Ohio                        100%
Hytree Pharmacy, Inc.                                                                         Ohio                        100%
IBAH Pharmaceutics Services, Inc.                                                             Delaware                    100%
IBAH, Inc.                                                                                    Delaware                    100%
Interlock Pharmacy Systems, Inc.                                                              Delaware                    100%
JHC Acquisition, Inc.                               Jacobs Health Care Systems                Delaware                    100%
Konsult, Inc.                                                                                 Delaware                    100%
Langsam Health Services, Inc.                       Sequoia Health Services, Inc.             Delaware                    100%
Langsam Medical Products, Inc.                      Sequoia Medical Products, Inc.            Delaware                    100%
LCPS Acquisition, LLC                               Medilife Pharmacy                         Delaware                    100%
Lo-Med Prescription Services, Inc.                                                            Ohio                        100%
LPI Acquisition Corp.                               Lipira Pharmacy                           Delaware                    100%
Managed Healthcare, Inc.                                                                      Delaware                    100%
Med World Acquisition Corp.                                                                   Delaware                    100%
Medical Arts Health Care, Inc.                                                                Georgia                     100%
Medical Communications Software                     MCS, Inc.                                 Kansas                      100%
Medical Services Consortium, Inc.                   Compscript - Miami                        Florida                     100%
MOSI Acquisition Corp.                              Medical Outpatient Services               Delaware                    100%
Nihan & Martin, Inc.                                                                          Delaware                    100%
NIV Acquisition Corp.                               Denman Pharmacy Services                  Delaware                    100%
North Shore Pharmacy Services, Inc.                                                           Delaware                    100%
Northwest Pharmaceutical, Inc.                                                                Delaware                    100%
OCR Services Corporation                                                                      Delaware                    100%
OCR-RA Acquisition Corp.                            Long Term Care Pharmacy                   Delaware                    100%
OFL Corp.                                                                                     Delaware                    100%
Omnicare Air Transport Services, Inc.                                                         Delaware                    100%
Omnicare Holding Company                                                                      Delaware                    100%
Omnicare Management Company                                                                   Delaware                    100%

                                                         DOING BUSINESS AS NAME                  STATE OF
       LEGAL NAME                                        (IF OTHER THAN LEGAL NAME)            INCORPORATION           % OWNED
--------------------------------------------------------------------------------------------------------------------------------
Omnicare of Northeast Iowa, LLC                                                               Delaware                    100%
Omnicare Pennsylvania Med Supply, LLC                                                         Delaware                    100%
Omnicare Pharmacies of Pennsylvania East, LLC                                                 Delaware                    100%
Omnicare Pharmacies of Pennsylvania West, Inc.                                                Pennsylvania                100%
Omnicare Pharmacy of Tennessee, LLC                                                           Delaware                    100%
Omnicare Pharmacy and Supply Services, Inc.                                                   South Dakota                 80%
Omnicare Pharmacy of Colorado, LLC                                                            Delaware                    100%
Omnicare Pharmacy of Massachusetts, LLC                                                       Delaware                    100%
Omnicare Pharmacy of the Midwest, Inc.                                                        Delaware                    100%
Omnicare.com, Inc.                                                                            Delaware                    100%
PBM-Plus, Inc.                                                                                Wisconsin                   100%
PCI Acquisition, LLC                                                                          Delaware                    100%
Pharmacon Corp.                                                                               New York                    100%
Pharmacy Associates of Glens Falls, Inc.            Royal Care Pharmacy Services              New York                    100%
Pharmacy Consultants, Inc.                                                                    South Carolina              100%
Pharmed Holdings, Inc.                                                                        Delaware                    100%
PIP Acquisition Corp.                               Premiere Institutional Pharmacy, Inc.     California                  100%
Pompton Nursing Home Suppliers, Inc.                                                          Delaware                    100%
PRN Pharmaceutical Services, Inc.                                                             Delaware                    100%
Resource Biometrics, Inc.                                                                     California                  100%
Robby Acquisition Corp.                             Robby Pharmacy Services, Inc.             Delaware                    100%
Roeschen's Healthcare Corp.                                                                   Wisconsin                   100%
SC Acquisition Corp.                                Pharm-Corp of Maine, Spectrum Care        Delaware                    100%
SHC Acquisition Co., LLC                            Synergy                                   Delaware                    100%
Shore Pharmaceutical Providers, Inc.                                                          Delaware                    100%
Southside Apothecary, Inc.                                                                    New York                    100%
Specialized Pharmacy Services, Inc.                                                           Michigan                    100%
Sterling Healthcare Services, Inc.                                                            Delaware                    100%
Superior Care Pharmacy, Inc.                                                                  Delaware                    100%
Swish, Inc.                                                                                   Delaware                    100%
TCPI Acquisition Corp.                              Total Care Pharmacy                       Delaware                    100%
THG Acquisition Corp.                               Tandem Health Group                       Delaware                    100%
Three Forks Apothecary, Inc.                                                                  Kentucky                    100%
UC Acquisition Corp.                                UniCare, Inc.                             Delaware                    100%
United Health Care, Inc.                                                                      Oklahoma                    100%
Value Health Care Services, Inc.                                                              Delaware                    100%
Value Pharmacy, Inc.                                                                          Massachusetts               100%
Vital Care Infusions, Inc.                                                                    New York                    100%
Westhaven Services Co.                                                                        Ohio                        100%
Williamson Drug Company, Incorporated                                                         Virginia                    100%
Winslow's Pharmacy                                                                            New Jersey                  100%

FOREIGN ENTITIES                                                                              COUNTRY                  % OWNED

Institute fur Numersche Statistik GmbH                                                        Germany                     100%
Euro Bio-Pharm, Ltd.                                                                          UK                          100%
IBAH N.V./S.A.                                                                                Belgium                     100%
Euro Bio-Pharm Clinical Services GmbH                                                         Germany                     100%